SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      25-Oct-01

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2001 B
(Exact name of registrant as specified in its charter)


          Delaware                           333-93255-07           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 25-Oct-01 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Oct-01.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           25-Oct-01


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2001-B

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            25-Oct-01

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
    A-1     134074000.00      128176781.18  2573095.61   125603685.57
    A-2     57096000.00        57096000.00        0.00    57096000.00
    A-3     59251000.00        59251000.00        0.00    59251000.00
    A-4     39093000.00        39093000.00        0.00    39093000.00
    A-5     28871000.00        28871000.00        0.00    28871000.00
    A-6     35376000.00        35376000.00        0.00    35376000.00
    A-7     56639000.00        55389816.26   492871.88    54896944.38
    M-1     28800000.00        28800000.00        0.00    28800000.00
    M-2     21600000.00        21600000.00        0.00    21600000.00
     B      19200000.00        19200000.00        0.00    19200000.00
    X-IO           0.00               0.00        0.00           0.00
     R             0.00               0.00        0.00           0.00
   TOTAL    480000000.00      472853597.44  3065967.49   469787629.95


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
    A-1        526592.94           4.93000%  3099688.55
    A-2        254553.00           5.35000%   254553.00
    A-3        284898.56           5.77000%   284898.56
    A-4        208821.78           6.41000%   208821.78
    A-5        164324.11           6.83000%   164324.11
    A-6        187492.80           6.36000%   187492.80
    A-7        133454.84           2.89125%   626326.72
    M-1        166080.00           6.92000%   166080.00
    M-2        132480.00           7.36000%   132480.00
     B         124960.00           7.81000%   124960.00
    X-IO      1793296.96           0.00000%        0.00
     R              0.00           0.00000%        0.00
   TOTAL      3976954.99                     5249625.52


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
    A-1        152314DK3        19.19160769  3.92762907
    A-2        152314DL1         0.00000000  4.45833333
    A-3        152314DM9         0.00000000  4.80833336
    A-4        152314DN7         0.00000000  5.34166679
    A-5        152314DP2         0.00000000  5.69166672
    A-6        152314DQ0         0.00000000  5.30000000
    A-7        152314DR8         8.70198768  2.35623581
    M-1        152314DS6         0.00000000  5.76666667
    M-2        152314DT4         0.00000000  6.13333333
     B         152314DU1         0.00000000  6.50833333
   TOTAL                         6.38743227  8.28532290

               Total    Ending Certificate
   Class    Distribution      Balance
    A-1      23.11923676       936.82358675
    A-2      4.458333333      1000.00000000
    A-3      4.808333361      1000.00000000
    A-4      5.341666795      1000.00000000
    A-5      5.691666724      1000.00000000
    A-6      5.300000000      1000.00000000
    A-7      11.05822349       969.24282526
    M-1      5.766666667      1000.00000000
    M-2      6.133333333      1000.00000000
     B       6.508333333      1000.00000000
   TOTAL     10.93671983       978.72422906


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Mark Frye
                                            --------------------------
                                             Name:  Mark Frye
                                             Title: Assistant Vice President
Dated:  October 31, 2001